Oppenheimer Capital Income Fund

Prospectus Supplement dated January 20, 2011

This supplement amends the prospectus of Oppenheimer Capital Income Fund (“Fund”).

In the section titled “Fees and Expenses of the Fund”, the footnote immediately below the “Annual Fund Operating Expenses” table is deleted in its entirety and replaced with the following:

*Class Y shares will be first available January 28, 2011. The expenses for Class Y shares are estimated for the first full fiscal year that they are offered.

January 20, 2011

PS0300.041